HIGHLAND CAPITAL MANAGEMENT

PO Box 9206, Canton, MA 02021-9905

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and locate your control number below.
2. Go to www.proxyvotenow.com/HFII
3. Follow the simple instructions

00001/000001/000001 0000 1 AEYTA7
*****
*****
*****
*****

VOTE BY PHONE

1. Read the proxy statement and locate your control number below.
2. Call toll-free 1-866-564-2330
3. Follow the simple instructions.

▽ PLEASE DETACH AT PERFORATION BEFORE MAILING. ▽

HIGHLAND FUNDS II

FUND NAME PRINTS HER

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 11, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIGHLAND FUNDS II (THE "TARGET TRUST"). The undersigned shareholder of Highland Fixed Income Fund and/or Highland Total Return Fund (each, a "Target Fund", and together, the "Target Funds"), each a series of the Target Trust, hereby appoints Lauren Thedford and Dustin Norris and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund(s) standing in the name of the undersigned at the close of business on November 16, 2020 (the "Record Date"), at the Joint Special Meeting of Shareholders of the Target Fund to be held at 200 Crescent Court, Crescent Club, Dallas, TX 75201, on Friday, December 11, 2020 at 10:00 a.m., Central Time, and at any adjournments or postponements thereof (the "Joint Special Meeting"), with all powers the undersigned would possess if then and there personally present (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement/Prospectus for the Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and of the accompanying Proxy Statement/Prospectus, the terms of each which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). IF OTHER BUSINESS SHOULD PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED AS PROXIES WILL VOTE THEREON IN THEIR DISCRETION.

TRA1-D-000001/000001 AEYTA7 S112

*****
*****
*****
*****

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)

This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable   Sign in the box above.

Date ______________________

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HFII_100054_122

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to be held on December 11, 2020.

The Notice of Joint Special Meeting and Proxy Statement/Prospectus are available at

www.eproxyaccess.com/HFII2020

PLEASE CAST YOUR VOTE TODAY!

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

▽ PLEASE DETACH AT PERFORATION BEFORE MAILING. ▽

The Board of Trustees of the Target Trust recommends that shareholders of the Target Funds vote FOR the proposals.

TO VOTE, MARK ONE BOX BELOW IN BLUE OR BLANK INK AS FOLLOWS:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Highland Fixed Income Fund (the "Target Fixed Income Fund"), and The Advisors' Inner Circle Fund III (the "Acquiring Trust"), on behalf of the First Foundation Fixed Income Fund (the "Acquiring Fixed Income Fund"), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fixed Income Fund by the Acquiring Fixed Income Fund in exchange for Class A Shares and Class Y Shares of the Acquiring Fixed Income Fund; (b) the distribution of such shares to the shareholders of Class A Shares and Class Y Shares, respectively, of the Target Fixed Income Fund; and (c) the liquidation and termination of the Target Fixed Income Fund. (applicable only to Highland Fixed Income Fund)	☐	☐	☐
2.	To approve an Agreement and Plan of Reorganization between the Target Trust, on behalf of the Highland Total Return Fund (the "Target Total Return Fund"), and the Acquiring Trust, on behalf of the First Foundation Total Return Fund (the "Acquiring Total Return Fund"), a newly created series of the Acquiring Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Total Return Fund by the Acquiring Total Return Fund in exchange for Class A Shares and Class Y Shares of the Acquiring Total Return Fund; (b) the distribution of such shares to the shareholders of Class A Shares and Class Y Shares, respectively, of the Target Total Return Fund; and (c) the liquidation and termination of the Target Total Return Fund. (applicable only to Highland Total Return Fund)	☐	☐	☐

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

PLEASE BE SURE TO SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.